                                                                    EXHIBIT 99.2

On December 10, 1999, NetManage, Inc. (the "Company") acquired all of the assets of Simware, Inc. ("Simware") for cash of approximately $32 million. The transaction will be accounted for as a purchase. The accompanying unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements and related notes thereto for both the Company and Simware, incorporated by reference or included elsewhere herein. The unaudited pro forma combined condensed balance sheet has been prepared as if the acquisition was consummated on September 30, 1999, and combines the Company's balance sheet as of September 30, 1999, with Simware's balance sheet as of October 31, 1999.

The unaudited pro forma combined condensed statement of operations for the year ended December 31, 1998, has been prepared as if the acquisition was consummated as of the beginning of the fiscal year and combines the Company's statement of operations for the year ended December 31, 1998 with Simware's statement of operations for the year ended January 31, 1999. The unaudited pro forma combined condensed statement of operations for the nine months ended September 30, 1999, combines the Company's statement of operations for the nine months ended September 30, 1999 with Simware's statement of operations for the nine months ended October 31, 1999.

This method of combining historical financial statements for the preparation of the pro forma combined condensed financial statements is for presentation purposes only. Actual statements of operations of the companies will be combined from the closing date of the acquisition with no retroactive restatements. Additionally, the unaudited pro forma combined condensed financial statements are provided for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations that would have been reported had the acquisition occurred on the dates indicated, nor do they represent a forecast of the combined financial position or results of operations for any future period.


                        NETMANAGE, INC. AND SIMWARE, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1999
                      (In thousands, except per share data)

                                                                                         PRO FORMA       PRO FORMA
ASSETS                                           NETMANAGE, INC.   SIMWARE, INC.        ADJUSTMENTS       COMBINED
                                                 ---------------   -------------        -----------      ----------
                                                                        (1)
CURRENT ASSETS:
Cash and cash equivalents                             44,361              266          (31,666)(a)          12,961
Short-term investments                                39,568            1,923                               41,491
Accounts receivable, net                              11,099            6,347                               17,446
Prepaid expenses and other current assets             13,686            1,198             (661)(a)          14,223
                                                    -------------------------                             --------
Total current assets                                 108,714            9,734                               86,121
                                                    -------------------------                             --------

PROPERTY AND EQUIPMENT, at cost:
Computer software and equipment                        4,118            6,399                               10,517
Furniture and fixtures                                 4,965            1,617                                6,582
Leasehold improvements                                 2,785              424                                3,209
                                                    -------------------------                             --------
                                                      11,868            8,440                               20,308
Less - Accumulated depreciation                       (7,806)          (7,299)                             (15,105)
                                                    -------------------------                             --------
Net property and equipment                             4,062            1,141                                5,203
                                                    -------------------------                             --------

LONG-TERM INVESTMENTS                                 45,602               --                               45,602
GOODWILL AND OTHER INTANGIBLES, net                   17,707               29           19,461(a)           37,197
OTHER ASSETS                                           1,965            1,233                                3,198
                                                    -------------------------                             --------
                                                     178,050           12,137                              177,321
                                                    =========================                             ========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable                                       3,728              411                                4,139
Accrued liabilities                                    8,339            1,677            1,679(a)           11,695
Accrued payroll and payroll-related expenses           3,442              691                                4,133
Deferred revenue                                       9,613            1,813                               11,426
Income taxes payable                                   6,238               --                                6,238
                                                    -------------------------                             --------
Total current liabilities                             31,360            4,592                               37,631
                                                    -------------------------                             --------

LONG-TERM LIABILITIES                                  1,232               --                                1,232
                                                    -------------------------                             --------

STOCKHOLDERS' EQUITY:
Common stock                                             697           16,400          (16,400)(a)             697
Treasury stock, at cost                              (15,559)              --                              (15,559)
Additional paid-in capital                           168,740               --                              168,740
Accumulated deficit                                   (5,423)          (8,855)           1,855(a)          (12,423)
Accumulated comprehensive loss                        (2,997)              --                               (2,997)
                                                    -------------------------                             --------
Total stockholders' equity                           145,458            7,545                              138,458
                                                    -------------------------                             --------
                                                     178,050           12,137                              177,321
                                                    =========================                             ========

(1) INCLUDES SIMWARE BALANCE SHEET AS OF OCTOBER 31, 1999

             See accompanying notes to unaudited pro forma condensed
                         combined financial statements.

                       NETMANAGE, INC. AND SIMWARE, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                      (In thousands, except per share data)

                                                                                                PRO FORMA         PRO FORMA
                                                           NETMANAGE, INC.    SIMWARE, INC.    ADJUSTMENTS         COMBINED
                                                           ---------------    -------------    -----------        ---------
NET REVENUES:                                                                     (1)
              License fees                                    $ 38,570         $  4,599                            $ 43,169
              Services                                          14,783            4,664                              19,447
                                                              -------------------------                            --------
                              Total net revenues                53,353            9,263                              62,616

COST OF REVENUES                                                 2,777               53                               2,830

                                                              -------------------------                            --------
GROSS MARGIN                                                    50,576            9,210                              59,786
                                                              -------------------------                            --------

OPERATING EXPENSES
              Research and development                          12,843            2,378                              15,221
              Sales and marketing                               30,375            7,145                              37,520
              General and administrative                         7,920            2,052                               9,972
              Legal settlements                                  2,063               --                               2,063
              Amortization of goodwill                           3,264               --            2,919(b)           6,183
                                                              -------------------------                            --------
                              Total operating expenses          56,465           11,575                              70,959
                                                              -------------------------                            --------

LOSS FROM OPERATIONS                                            (5,889)          (2,365)                            (11,173)

INTEREST INCOME AND OTHER, NET                                   4,519              206                               4,725

                                                              -------------------------                            --------
LOSS BEFORE PROVISION FOR INCOME TAXES                          (1,370)          (2,159)                             (6,448)
PROVISION (BENEFIT) FOR INCOME TAXES                                81              (20)                                 61
                                                              -------------------------                            --------
NET LOSS                                                      $ (1,451)        $ (2,139)                           $ (6,509)
                                                              =========================                            ========

NET LOSS PER SHARE                                            $  (0.02)                                            $  (0.10)
                                                              ========                                             ========

WEIGHTED AVERAGE COMMON SHARES AND EQUIVALENTS
BASIC                                                           65,072                                               65,072
                                                              ========                                             ========
DILUTED                                                         65,072                                               65,072
                                                              ========                                             ========


(1) INCLUDES SIMWARE RESULTS OF OPERATIONS FOR THE NINE MONTHS ENDED OCTOBER 31, 1999

             See accompanying notes to unaudited pro forma condensed
                         combined financial statements.

                       NETMANAGE, INC. AND SIMWARE, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                      (In thousands, except per share data)

                                                                                                      PRO FORMA          PRO FORMA
                                                                  NETMANAGE, INC.   SIMWARE, INC.    ADJUSTMENTS         COMBINED
                                                                  ---------------   -------------    -----------         ---------
NET REVENUES:                                                                            (1)
              License fees                                           $  55,114        $   8,003                          $  63,117
              Services                                                  16,613            5,792                             22,405
                                                                     --------------------------                          ---------
                              Total net revenues                        71,727           13,795                             85,522

COST OF REVENUES                                                         3,416              101                              3,517

                                                                     --------------------------                          ---------
GROSS MARGIN                                                            68,311           13,694                             82,005
                                                                     --------------------------                          ---------

OPERATING EXPENSES
              Research and development                                  18,882            2,677                             21,559
              Sales and marketing                                       39,453            7,675                             47,128
              General and administrative                                12,445            1,931                             14,376
              Write-off of in-process research and development           9,500               --                              9,500
              Amortization of goodwill                                   2,817               --           3,892(b)           6,709
              Restructuring charge                                       7,031               --                              7,031
                                                                     --------------------------                          ---------
                              Total operating expenses                  90,128           12,283                            106,303
                                                                     --------------------------                          ---------

INCOME (LOSS) FROM OPERATIONS                                          (21,817)           1,410                            (24,299)

INTEREST INCOME AND OTHER, NET                                           3,474              288                              3,762
EQUITY IN INCOME OF UNCONSOLIDATED AFFILIATE                             1,027               --                              1,027
GAIN ON SALE OF INVESTMENT IN UNCONSOLIDATED AFFILIATE                  11,748               --                             11,748

                                                                     --------------------------                          ---------
LOSS BEFORE PROVISION FOR INCOME TAXES                                  (5,568)           1,698                             (7,762)
PROVISION (BENEFIT) FOR INCOME TAXES                                     4,400               78                              4,478
                                                                     --------------------------                          ---------
NET INCOME (LOSS)                                                    $  (9,968)       $   1,621                          $ (12,239)
                                                                     ==========================                          =========

NET LOSS PER SHARE                                                   $   (0.19)                                          $   (0.23)
                                                                     =========                                           =========

WEIGHTED AVERAGE COMMON SHARES AND EQUIVALENTS
BASIC                                                                   53,205                                              53,205
                                                                     =========                                           =========
DILUTED                                                                 53,205                                              53,205
                                                                     =========                                           =========

(1) INCLUDES SIMWARE RESULTS OF OPERATIONS FOR THE TWELVE MONTHS ENDED JANUARY 31, 1999

            See accompanying notes to unaudited pro forma condensed
                         combined financial statements.

                        NetManage, Inc and Simware, Inc.
        Notes to Unaudited Pro Forma Condensed Combined Balance Sheet and
                            Statements of Operations
                                   (Unaudited)

Note 1. Basis of Presentation

         The unaudited pro forma condensed combined financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading.

Note 2. Pro Forma Adjustments

         Certain pro forma adjustments have been made to the accompanying pro forma condensed combined consolidated balance sheet and statements of operations as described below. These adjustments are preliminary and are subject to the final allocation of the purchase price by the Company.

         (a) Reflects the elimination of Simware's stockholders' equity based on the cash payment of $31,666,106 to the Simware stockholders, estimated expenses of the merger of $2,340,000 and an adjustment to retained earnings of $7,000,000 related to the write-off of acquired in-process research and development that had not reached technological feasibility and, in management's opinion, had no probable alternative future use.

         (b) Reflects amortization of goodwill and other intangibles related to the acquisition of Simware, based on an estimated useful life of five years.